Exhibit 32.2
CERTIFICATION OF CHIEF FINANCIAL
OFFICER UNDER SECTION 906 OF THE
SARBANES OXLEY ACT OF 2002, 18 U.S.C. § 1350

In connection with the accompanying report on Form 10-K for the annual period ending December 31, 2025 and filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Vivek Garg, acting Chief Financial Officer of HF Sinclair Corporation (the “Company”) hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:
1.The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and
2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 27, 2026	/s/ Vivek Garg
Vivek Garg
Acting Chief Financial Officer,
Vice President, Chief Accounting Officer and Controller